THE GABELLI U.S. TREASURY MONEY MARKET FUND

                              One Corporate Center
                            Rye, New York 10580-1434

                               SEMI-ANNUAL REPORT

                                MARCH 31, 1998(a)

TO OUR SHAREHOLDERS,

      As expected, the Federal Open Market Committee (FOMC) meeting produced a standard "NO ACTION" statement. The Fed has plenty of reasons to be concerned about the economic outlook but not enough to do anything about it yet. Most members of the FOMC probably believe that the next move in the Federal Funds rate target is more likely to be up than down, but we expect the FOMC to keep a symmetrical policy directive for at least one more meeting.

      There is still reason to expect economic activity to look somewhat weaker in the spring than it was in the winter. Housing activity has remained exceptionally strong but consumer spending has declined moderately. Slower consumer spending combined with a continued widening in the trade deficit should give the economic data a softer tone until the time of the May meeting. The rise in the trade deficit with Asia should begin to level out by the summer. Another healthy release from the National Association of Purchasing Managers signaled that manufacturers, at least for now, expect a robust domestic demand to more than offset the loss of customer business from abroad. If domestic financial conditions remain as strong at mid-year as they are today, the Fed will have to start thinking seriously about taking action.

      We continue to view the market as slightly expensive for the near term, believing that the Fed will keep policy on hold for the near future. However, continued slowing of Gross Domestic Product (GDP) (as expected) and the widening of the trade deficit, concealing the strength of the domestic economy, leads us to a positive long term outlook on the market, with projected budget surpluses on the Federal level acting as a real catalyst to lower rates. Our fundamental view tells us to continue to invest in the short end of this relatively flat yield curve (four months and in) until value returns to the market.

      However, we must be ready to act if, in fact, lower growth begins to show itself as the second half of the year unfolds. We want to take advantage of any market volatility, which is a certainty, but we believe that liquidity will soon be at a premium, and we are willing to hang on to it until any possible extension has value.

-----------------------------

(a)  The Fund's fiscal year ends September 30, 1998.

INVESTMENT RESULTS

      For the six months ended March 31, 1998, the Gabelli U.S. Treasury Money Market Fund's total return was 2.84%. The Fund's 7-day annualized yield and 30-day annualized yield on March 31, 1998 were 5.09% and 5.04%, respectively. Since inception on October 1, 1992 through March 31, 1998, the Fund has an average annual return of 4.45%. As of March 31, 1998, shareholders total 5,359 and net assets are $308 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

PORTFOLIO MANAGEMENT

      On April 14, 1997, Gabelli Funds, Inc., the Fund's Manager, increased its ownership interest in the Fund's Sub-Advisor, Gabelli-O'Connor Fixed Income Mutual Funds Management Co. Subsequently, the Sub-Advisor was succeeded by the newly formed Gabelli Fixed Income LLC, a registered investment advisor specializing in customized, institutional-based, cash and short-to-intermediate term fixed income portfolios. Gabelli Fixed Income LLC is an indirect, majority-owned subsidiary of Gabelli Funds, Inc. Consequently, pursuant to the Investment Company Act of 1940, as amended, the sub-advisory contract automatically terminated and Gabelli Funds, Inc. has assumed all of the sub-advisory responsibilities including managing the portfolio.

MINIMUM INITIAL INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are voluntarily capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax advisor for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.

                                                    Sincerely,

                                                    /s/Judith A.Raneri
                                                    ---------------------
                                                    JUDITH A. RANERI
                                                    Vice President
                                                    and Portfolio Manager

April 30, 1998

      An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before you invest or send money. Yields will fluctuate. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.94% and 4.88%, respectively.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- MARCH 31, 1998 (UNAUDITED)
================================================================================

                                                   ANNUALIZED
       PRINCIPAL                                  YIELD AT DATE           MATURITY
        AMOUNT                                     OF PURCHASE              DATE                        VALUE
       --------                                    -----------             -------                      -----
                    U.S. TREASURY OBLIGATIONS -- 99.4%
                    U.S. TREASURY BILLS -- 63.2%
      $194,595,000  U.S. Treasury Bills ........  4.400% to 5.096%     04/09/98 - 05/28/98           $194,063,196
                                                                                                      ------------
                                                  INTEREST RATE
                                                   -----------
                    U.S. TREASURY NOTES -- 36.2%
        10,000,000  U.S. Treasury Notes ........       5.125%               04/30/98                    9,997,425
        81,112,000  U.S. Treasury Notes ........       5.875%               04/30/98                   81,147,652
        20,000,000  U.S. Treasury Notes ........       6.250%               06/30/98                   20,043,269
                                                                                                      ------------
                                                                                                      111,188,346
                                                                                                      ------------
TOTAL INVESTMENTS (Cost $305,251,542)(a) ..............................................       99.4%   305,251,542
PAYABLE FOR FUND SHARES REDEEMED ......................................................       (0.6)    (1,906,982)
PAYABLE TO MANAGER ....................................................................       (0.0)       (34,342)
OTHER ASSETS AND LIABILITIES (NET) ....................................................        1.2      3,767,149
                                                                                             -----  -------------
NET ASSETS (307,077,367 shares outstanding, $0.001 par value) .........................      100.0%  $307,077,367
                                                                                             =====  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ..............................                     $1.00
                                                                                                            =====

----------------------------------------------
(a) Aggregate cost for Federal tax purposes.
FINANCIAL HIGHLIGHTS
================================================================================
Selected data for a share outstanding throughout each period.

                                                  SIX MONTHS ENDED           YEAR ENDED SEPTEMBER 30,
                                                   MARCH 31, 1998   ___________________________________________
                                                     (UNAUDITED)   1997       1996      1995      1994      1993+
                                                      ---------   ------      ----      ----      ----      -----
OPERATING PERFORMANCE:
  Net asset value, beginning of period ..........    $   1.00    $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
                                                       ------     ------    ------     ------    ------    ------
  Net investment income (b) .....................      0.0245     0.0485    0.0492     0.0528    0.0323    0.0271
  Net realized gain on investments ..............      0.0005     0.0013    0.0006     0.0002    0.0002    0.0002
                                                       ------     ------    ------     ------    ------    ------
  Total from investment operations ..............      0.0250     0.0498    0.0498     0.0530    0.0325    0.0273
                                                       ------     ------    ------     ------    ------    ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .........................     (0.0245)   (0.0485)  (0.0492)   (0.0528)  (0.0323)  (0.0271)
  Net realized gains ............................     (0.0005)   (0.0013)  (0.0006)   (0.0002)  (0.0002)  (0.0002)
                                                       ------     ------    ------     ------    ------    ------
  Total distributions ...........................     (0.0250)   (0.0498)  (0.0498)   (0.0530)  (0.0325)  (0.0273)
                                                       ------     ------    ------     ------    ------    ------
  NET ASSET VALUE, END OF PERIOD ................       $1.00    $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
                                                       ======    =======   =======    =======   =======   =======
================================================================================
  Total return++ ................................        2.8%       5.1%      5.1%       5.4%      3.3%      2.8%
                                                       ======    =======   =======    =======   =======   =======
RATIOS TO AVERAGE NET ASSETS / SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) ..........    $307,077   $203,542  $216,038   $218,036  $186,020  $187,709
  Ratio of net investment income to average
    net assets ..................................       4.91%(d)   4.85%     4.92%      5.30%     3.23%     2.73%
  Ratio of operating expenses to average
    net assets (c) ..............................       0.30%(d)   0.30%     0.30%      0.27%     0.30%     0.30%

----------------------------------------------
  + From commencement of operations on October 1, 1992.
 ++ Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) Net investment income before fees waived by the Manger for the six months ended March 31, 1998 and the years ended September 30, 1997, 1996, 1995, 1994 and 1993 was $0.0237, $0.0469, $0.0477, $0.0516, $0.0312 and $0.0255,
    respectively.
(c) Operating expense ratios before fees waived by the Manager for the six months ended March 31, 1998 and the years ended September 30, 1997, 1996, 1995, 1994 and 1993 were 0.46%, 0.45%, 0.45%, 0.39%, 0.43% and 0.46%, respectively.
(d) Annualized

                See acccompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
================================================================================
INVESTMENT INCOME:
   Interest .......................................................  $7,141,062
                                                                     ----------
EXPENSES:
   Management fee .................................................     428,626
   Transfer agent fees ............................................      66,438
   Registration fees ..............................................      30,003
   Custodian fees .................................................      21,261
   Trustees' fees .................................................      19,700
   Legal and audit fees ...........................................      15,002
   Miscellaneous expenses .........................................      49,372
                                                                      ---------
      Total Expenses before fees waived by Manager ................     630,402
      Fees waived by Manager ......................................    (219,286)
                                                                      ---------
      TOTAL EXPENSES -- Net .......................................     411,116
                                                                      ---------
Net Investment Income
NET REALIZED GAIN ON INVESTMENTS ..................................     114,186
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............  $6,844,132
                                                                     ==========
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                SIX MONTHS ENDED        YEAR
                                                                                    MARCH 31,           ENDED
                                                                                      1998          SEPTEMBER 30,
                                                                                   (UNAUDITED)          1997
                                                                                ----------------   --------------

OPERATIONS:

   Net investment income .................................................      $    6,729,946    $    10,272,019
   Net realized gain on investments ......................................             114,186            246,921
                                                                                --------------    ---------------
   Net increase in net assets resulting from operations ..................           6,844,132         10,518,940
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income .................................................          (6,729,946)       (10,272,019)
   Net realized gain on investments ......................................            (119,416)          (241,691)
SHARE TRANSACTIONS ($1.00 PER SHARE):

   Shares sold ...........................................................         864,029,107      2,152,102,612
   Shares issued upon reinvestment of dividends and distributions ........           6,564,260          9,949,097
   Shares redeemed .......................................................        (767,052,832)    (2,174,552,390)
                                                                                --------------    ---------------
   Net increase (decrease) in net assets .................................         103,535,305        (12,495,451)
NET ASSETS:

   Beginning of period ...................................................         203,542,062        216,037,513
                                                                                --------------    ---------------
   End of period .........................................................      $  307,077,367    $   203,542,062
                                                                                ==============    ===============

                See acccompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), whose primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced operations on October 1, 1992. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS AND DISTRIBUTIONS. Dividends from investment income (including realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually. PROVISION

FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, Inc. (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the six months ended March 31, 1998, the Manager voluntarily waived management fees of $219,286.

                             Gabelli Family of Funds

GABELLI ASSET FUND  ____________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.
(No-load)                             PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(No-Load)                              PORTFOLIO MANAGER:  HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation.
(No-load)                                    PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND __________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(No-load)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND __________________________________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation.
(No-load)                                  PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ________________________________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(No-load)                                     PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(No-load)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(No-load)                   PORTFOLIO MANAGERS:  SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND _________________________________________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(No-Load)                                   TEAM MANAGER:  MARIO J. GABELLI, CFA

GABELLI VALUE FUND _____________________________________________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:
51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI ABC FUND  ______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(No-load)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.
(No-load)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
(No-Load)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GLOBAL SERIES
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
(No-load)                                   TEAM MANAGER:  MARIO J. GABELLI, CFA

GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
(No-load)                                        PORTFOLIO MANAGER: HART WOODSON

GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
Seeks to  invest  in  securities  of  companies  involved  with  communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products.
The Fund's primary objective is capital appreciation.
(No-load)                                   PORTFOLIO MANAGER:  MARC J. GABELLI

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(No-load)                  PORTFOLIO MANAGERS:  MARC J. GABELLI AND CAESAR BRYAN

GABELLI GOLD FUND ______________________________________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(No-load)                                       PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ______________________________________________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(No-load)                                       PORTFOLIO MANAGER:  CAESAR BRYAN

             The five funds above invest in foreign securities which
            involves risks not ordinarily associated with investments
               in domestic issues, including currency fluctuation,
                          economic and political risks.
       THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.


                          For more information, call:
                                 1-800-GABELLI
   (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                   One Corporate Center, Rye, New York 10580

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND

                              One Corporate Center
                            Rye, New York 10580-1434

                                  1-800-GABELLI

                                [1-800-422-3554]

                               FAX: 1-914-921-5118

                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM

                     (Net Asset Value may be obtained daily
                         by calling 1-800-GABELLI after
                                   6:00 P.M.)

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
INVESTMENT OFFICER
GABELLI FUNDS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Vincent D. Enright
SENIOR VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.

John J. Parker
ATTORNEY-AT-LAW
MCCARTHY, FINGAR, DONOVAN,
DRAZEN &SMITH

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.

                                    OFFICERS

Mario J. Gabelli, CFA
PRESIDENT

Bruce N. Alpert
VICE PRESIDENT AND
TREASURER

James E. McKee
SECRETARY

Ronald S. Eaker
VICE PRESIDENT

Judith A. Raneri
VICE PRESIDENT
AND PORTFOLIO MANAGER

Henley L. Smith
VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

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This report is submitted for the general  information of the shareholders of The
Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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[PHOTO]

THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND

                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 1998